UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

QS BATTERYMARCH

S&P 500 INDEX FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	QS Batterymarch S&P 500 Index Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

QS Batterymarch S&P 500 Index Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	QS Batterymarch S&P 500 Index Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity.

The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the given cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a strong start, U.S. equities ended the twelve-month period ended September 30, 2015 in modestly negative territory, while still outperforming other global markets.

In the fourth quarter of 2014, global equities, as represented by the MSCI World Indexii, advanced modestly, as market watchers appeared to be balancing optimism concerning the U.S. and Japanese economies with concerns over a weakening Europe and geopolitical turmoil globally. U.S. large cap equities, as represented by the Index, had a solid gain as corporate profits continued to grow and U.S. economic gains remained steady, in contrast to other economies.

Gains continued into 2015. Equities, as represented by the Index, benefited from a slowly improving economy, with growth in manufacturing, increased capital investment and employment gains, though there were several sharp rotations over the period. U.S. large caps joined most equity markets with a downturn in March 2015, when the effect of rough winter weather across most U.S. regions and the strong dollar dampened investor enthusiasm.

Equity markets were essentially trendless through much of the second quarter of 2015, as leadership changed from month to month. The Index was up over 2% for the period until the last few days of June when global markets declined on halted negotiations between the European Central Bank (“ECB”)iii and Greece as well as a steep drop in the Chinese stock market, after a strong run-up earlier in 2015.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	1

Fund overview (cont’d)

In the final quarter of the reporting period, the U.S. market, along with markets globally, was roiled by the sudden devaluation of China’s currency in mid-August, bringing increased volatility to the market that lasted through quarter end. After steady gains for the last several years and reaching an all-time high during the second quarter, the U.S. appeared poised for a sell-off amid questions on whether the Federal Reserve Board (“Fed”)iv would raise interest rates in 2015, as well as concerns about the impact on the U.S. economy of China’s growth slowdown. In addition, earnings estimates have been weakening in the U.S., as the strong dollar could hurt U.S. export profits.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible, given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions. The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2015, Class A shares of QS Batterymarch S&P 500 Index Fund returned -1.21%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -0.61% for the same period. The Lipper S&P 500 Index Funds Category Average1 returned -1.15% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
	6 months	12 months
QS Batterymarch S&P 500 Index Fund:
Class A	-6.50%	-1.21%
Class D	-6.41%	-1.01%
S&P 500 Index	-6.18%	-0.61%
Lipper S&P 500 Index Funds Category Average[1]	-6.43%	-1.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 136 funds for the six-month period and among the 136 funds for the twelve-month period in the Fund’s Lipper category.

2	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, the gross total annual operating expense ratios for Class A and Class D shares were 0.62% and 0.53%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The best performing industries in the Index were Health Care services, Retailers and Financials-Real Estate, all with double-digit positive returns. At the individual security level, Amazon.com, Inc. was the top contributor by virtue of return and weight in the Index. Its return in the Index exceeded 58% for the period. Two other retailers, Apple Inc. and Home Depot, Inc., were also strong contributors for the period with returns of approximately 11% and 28%, respectively. Cablevision Systems Corp., New York Group, Class A Shares and Electronic Arts Inc. both had returns of over 90% in the Index during the reporting period, but their impact was muted by relatively small weights in the Index.

Q. What were the leading detractors from performance?

A. Energy and Energy Services, as well as Materials, had the most negative returns for the period, as was the case globally, as a result of plunging oil prices. The biggest detractors at the individual security level, by virtue of return and weight in the Index, were all Energy names with negative returns in double digits: Exxon Mobil Corp., Chevron Corp., and Schlumberger NV. IBM Business Machines and QUALCOMM Inc. were also leading detractors by the same measure.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in QS Batterymarch S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 20, 2015

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	3

Fund overview (cont’d)

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this September 30, 2015 were: Apple Inc. (3.7%), Microsoft Corp. (2.1%), Exxon Mobil Corp. (1.8%), Johnson & Johnson (1.5%), General Electric Co. (1.5%), Berkshire Hathaway Inc., Class B Shares (1.4%), Wells Fargo & Co. (1.4%), JPMorgan Chase & Co. (1.3%), Facebook Inc., Class A Shares (1.2%) and AT&T Inc. (1.2%). Please refer to pages 9 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Information Technology (20.2%), Financials (16.4%), Health Care (14.6%), Consumer Discretionary (13.0%) and Industrials (10.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014 and does not include futures contracts. The composition of the Fund’s investments is subject to change at any time.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-6.50%	$1,000.00	$935.00	0.59%	$2.86	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	-6.41	1,000.00	935.90	0.39	1.89	Class D	5.00	1,000.00	1,023.11	0.39	1.98

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/15	-1.21%	-1.01%
Five Years Ended 9/30/15	12.70	12.94
Ten Years Ended 9/30/15	6.23	6.46

Cumulative total returns[1]
Class A (9/30/05 through 9/30/15)	83.09%
Class D (9/30/05 through 9/30/15)	87.05

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of QS Batterymarch S&P 500 Index Fund vs. S&P 500 Index† — September 2005 - September 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS Batterymarch S&P 500 Index Fund on September 30, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

8	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Schedule of investments

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 13.0%
Auto Components — 0.4%
BorgWarner Inc.	3,215	$133,712
Delphi Automotive PLC	3,900	296,556
Goodyear Tire & Rubber Co.	2,499	73,296
Johnson Controls Inc.	8,868	366,780
Total Auto Components		870,344
Automobiles — 0.6%
Ford Motor Co.	52,535	712,900
General Motors Co.	18,400	552,368
Harley-Davidson Inc.	2,705	148,504
Total Automobiles		1,413,772
Distributors — 0.1%
Genuine Parts Co.	2,169	179,788
Diversified Consumer Services — 0.1%
H&R Block Inc.	3,868	140,022
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	6,183	307,295
Chipotle Mexican Grill Inc.	438	315,470	*
Darden Restaurants Inc.	1,851	126,868
Marriott International Inc., Class A Shares	3,119	212,716
McDonald’s Corp.	13,165	1,297,147
Royal Caribbean Cruises Ltd.	2,300	204,907
Starbucks Corp.	19,726	1,121,226
Starwood Hotels & Resorts Worldwide Inc.	1,907	126,777
Wyndham Worldwide Corp.	1,807	129,923
Wynn Resorts Ltd.	1,143	60,716
Yum! Brands Inc.	5,848	467,548
Total Hotels, Restaurants & Leisure		4,370,593
Household Durables — 0.4%
D.R. Horton Inc.	4,017	117,939
Garmin Ltd.	1,734	62,216
Harman International Industries Inc.	957	91,862
Leggett & Platt Inc.	1,959	80,809
Lennar Corp., Class A Shares	2,480	119,362
Mohawk Industries Inc.	862	156,703	*
Newell Rubbermaid Inc.	3,935	156,259
PulteGroup Inc.	4,842	91,369

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	9

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Household Durables — continued
Whirlpool Corp.	1,093	$160,955
Total Household Durables		1,037,474
Internet & Catalog Retail — 1.9%
Amazon.com Inc.	5,193	2,658,245	*
Expedia Inc.	1,443	169,812
Netflix Inc.	5,908	610,060	*
Priceline Group Inc.	680	841,065	*
TripAdvisor Inc.	1,646	103,731	*
Total Internet & Catalog Retail		4,382,913
Leisure Products — 0.1%
Hasbro Inc.	1,644	118,598
Mattel Inc.	4,801	101,109
Total Leisure Products		219,707
Media — 3.2%
Cablevision Systems Corp., New York Group, Class A Shares	3,020	98,059
CBS Corp., Class B Shares	5,985	238,801
Comcast Corp., Class A Shares	29,236	1,662,944
Comcast Corp., Special Class A Shares	4,830	276,469
Discovery Communications Inc., Class A Shares	1,990	51,800	*
Discovery Communications Inc., Class C Shares	3,790	92,059	*
Interpublic Group of Cos. Inc.	5,982	114,436
News Corp., Class A Shares	7,025	88,655
Omnicom Group Inc.	2,942	193,878
Scripps Networks Interactive Inc., Class A Shares	1,253	61,635
TEGNA Inc.	3,207	71,805
Time Warner Cable Inc.	3,734	669,768
Time Warner Inc.	10,893	748,894
Twenty-First Century Fox Inc., Class A Shares	16,840	454,343
Twenty-First Century Fox Inc., Class B Shares	5,274	142,767
Viacom Inc., Class B Shares	4,857	209,580
Walt Disney Co.	21,286	2,175,429
Total Media		7,351,322
Multiline Retail — 0.7%
Dollar General Corp.	4,156	301,061
Dollar Tree Inc.	3,269	217,912	*
Kohl’s Corp.	2,839	131,474
Macy’s Inc.	4,198	215,441
Nordstrom Inc.	2,019	144,782

See Notes to Financial Statements.

10	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Multiline Retail — continued
Target Corp.	8,616	$677,735
Total Multiline Retail		1,688,405
Specialty Retail — 2.6%
Advance Auto Parts Inc.	1,000	189,530
AutoNation Inc.	890	51,780	*
AutoZone Inc.	376	272,160	*
Bed Bath & Beyond Inc.	2,604	148,480	*
Best Buy Co. Inc.	3,856	143,135
CarMax Inc.	2,749	163,071	*
GameStop Corp., Class A Shares	1,634	67,337
Gap Inc.	3,737	106,505
Home Depot Inc.	17,666	2,040,246
L Brands Inc.	3,440	310,047
Lowe’s Cos. Inc.	12,816	883,279
O’Reilly Automotive Inc.	1,201	300,250	*
Ross Stores Inc.	5,064	245,452
Signet Jewelers Ltd.	1,100	149,743
Staples Inc.	9,180	107,681
Tiffany & Co.	1,554	120,000
TJX Cos. Inc.	8,933	637,995
Tractor Supply Co.	1,969	166,026
Urban Outfitters Inc.	1,538	45,186	*
Total Specialty Retail		6,147,903
Textiles, Apparel & Luxury Goods — 1.0%
Coach Inc.	3,915	113,261
Fossil Group Inc.	679	37,943	*
Hanesbrands Inc.	4,800	138,912
Michael Kors Holdings Ltd.	2,800	118,272	*
NIKE Inc., Class B Shares	9,493	1,167,354
PVH Corp.	1,151	117,333
Ralph Lauren Corp.	834	98,545
Under Armour Inc., Class A Shares	2,300	222,594	*
V.F. Corp.	4,670	318,541
Total Textiles, Apparel & Luxury Goods		2,332,755
Total Consumer Discretionary		30,134,998
Consumer Staples — 9.8%
Beverages — 2.3%
Brown-Forman Corp., Class B Shares	1,680	162,792

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	11

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Beverages — continued
Coca-Cola Co.	53,452	$2,144,494
Coca-Cola Enterprises Inc.	2,752	133,059
Constellation Brands Inc., Class A Shares	2,360	295,496
Dr. Pepper Snapple Group Inc.	2,747	217,150
Molson Coors Brewing Co., Class B Shares	2,234	185,467
Monster Beverage Corp.	1,900	256,766	*
PepsiCo Inc.	19,877	1,874,401
Total Beverages		5,269,625
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	5,803	838,940
CVS Health Corp.	15,181	1,464,663
Kroger Co.	13,572	489,542
Sysco Corp.	7,652	298,199
Wal-Mart Stores Inc.	21,523	1,395,551
Walgreens Boots Alliance Inc.	11,632	966,619
Whole Foods Market Inc.	4,776	151,160
Total Food & Staples Retailing		5,604,674
Food Products — 1.7%
Archer-Daniels-Midland Co.	8,788	364,263
Campbell Soup Co.	2,523	127,866
ConAgra Foods Inc.	5,930	240,224
General Mills Inc.	7,911	444,044
Hershey Co.	2,116	194,418
Hormel Foods Corp.	1,899	120,226
J.M. Smucker Co.	1,463	166,914
Kellogg Co.	3,223	214,491
Keurig Green Mountain Inc.	1,622	84,571
Kraft Heinz Co.	7,951	561,181
McCormick & Co. Inc., Non Voting Shares	1,850	152,033
Mead Johnson Nutrition Co., Class A Shares	2,761	194,374
Mondelez International Inc., Class A Shares	21,755	910,882
Tyson Foods Inc., Class A Shares	3,792	163,435
Total Food Products		3,938,922
Household Products — 1.8%
Clorox Co.	1,833	211,767
Colgate-Palmolive Co.	11,515	730,742
Kimberly-Clark Corp.	4,853	529,171
Procter & Gamble Co.	36,450	2,622,213
Total Household Products		4,093,893

See Notes to Financial Statements.

12	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Personal Products — 0.1%
Estee Lauder Cos. Inc., Class A Shares	3,106	$250,592
Tobacco — 1.5%
Altria Group Inc.	26,213	1,425,987
Philip Morris International Inc.	21,041	1,669,183
Reynolds American Inc.	10,720	474,574
Total Tobacco		3,569,744
Total Consumer Staples		22,727,450
Energy — 6.9%
Energy Equipment & Services — 1.1%
Baker Hughes Inc.	5,667	294,911
Cameron International Corp.	2,658	162,989	*
Diamond Offshore Drilling Inc.	981	16,971
Ensco PLC, Class A Shares	3,300	46,464
FMC Technologies Inc.	3,330	103,230	*
Halliburton Co.	11,204	396,061
Helmerich & Payne Inc.	1,517	71,693
National-Oilwell Varco Inc.	5,645	212,534
Schlumberger Ltd.	17,343	1,196,147
Transocean Ltd.	4,788	61,861
Total Energy Equipment & Services		2,562,861
Oil, Gas & Consumable Fuels — 5.8%
Anadarko Petroleum Corp.	6,806	411,014
Apache Corp.	5,268	206,295
Cabot Oil & Gas Corp.	5,957	130,220
Chesapeake Energy Corp.	7,142	52,351
Chevron Corp.	25,633	2,021,931
Cimarex Energy Co.	1,200	122,976
Columbia Pipeline Group Inc.	4,429	81,006
ConocoPhillips	16,396	786,352
CONSOL Energy Inc.	3,233	31,683
Devon Energy Corp.	5,403	200,397
EOG Resources Inc.	7,406	539,157
EQT Corp.	2,129	137,895
Exxon Mobil Corp.	56,660	4,212,671
Hess Corp.	3,191	159,742
Kinder Morgan Inc.	23,830	659,614
Marathon Oil Corp.	9,432	145,253
Marathon Petroleum Corp.	7,260	336,356

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Murphy Oil Corp.	2,429	$58,782
Newfield Exploration Co.	1,923	63,267	*
Noble Energy Inc.	5,078	153,254
Occidental Petroleum Corp.	10,111	668,843
ONEOK Inc.	2,931	94,378
Phillips 66	6,649	510,909
Pioneer Natural Resources Co.	2,016	245,226
Range Resources Corp.	2,309	74,165
Southwestern Energy Co.	4,979	63,184	*
Spectra Energy Corp.	9,454	248,357
Tesoro Corp.	1,859	180,769
Valero Energy Corp.	6,912	415,411
Williams Cos. Inc.	9,255	341,047
Total Oil, Gas & Consumable Fuels		13,352,505
Total Energy		15,915,366
Financials — 16.4%
Banks — 6.0%
Bank of America Corp.	140,085	2,182,524
BB&T Corp.	8,929	317,873
Citigroup Inc.	41,336	2,050,679
Comerica Inc.	2,568	105,545
Fifth Third Bancorp	8,811	166,616
Huntington Bancshares Inc.	11,725	124,285
JPMorgan Chase & Co.	50,021	3,049,780
KeyCorp	12,547	163,237
M&T Bank Corp.	1,849	225,486
People’s United Financial Inc.	4,395	69,133
PNC Financial Services Group Inc.	7,034	627,433
Regions Financial Corp.	17,325	156,098
SunTrust Banks Inc.	6,843	261,676
U.S. Bancorp	24,311	996,994
Wells Fargo & Co.	63,348	3,252,920
Zions Bancorporation	2,608	71,824
Total Banks		13,822,103
Capital Markets — 2.1%
Affiliated Managers Group Inc.	800	136,792	*
Ameriprise Financial Inc.	2,492	271,952
Bank of New York Mellon Corp.	14,812	579,890

See Notes to Financial Statements.

14	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Capital Markets — continued
BlackRock Inc.	1,672	$497,370
Charles Schwab Corp.	15,687	448,021
E*TRADE Financial Corp.	4,052	106,689	*
Franklin Resources Inc.	5,295	197,292
Goldman Sachs Group Inc.	5,440	945,254
Invesco Ltd.	6,174	192,814
Legg Mason Inc.	1,320	54,925	(a)
Morgan Stanley	20,688	651,672
Northern Trust Corp.	2,447	166,787
State Street Corp.	5,789	389,079
T. Rowe Price Group Inc.	3,697	256,941
Total Capital Markets		4,895,478
Consumer Finance — 0.8%
American Express Co.	11,592	859,315
Capital One Financial Corp.	7,480	542,450
Discover Financial Services	6,266	325,769
Navient Corp.	6,048	67,979
Total Consumer Finance		1,795,513
Diversified Financial Services — 2.1%
Berkshire Hathaway Inc., Class B Shares	25,128	3,276,691	*
CME Group Inc.	4,452	412,878
Intercontinental Exchange Inc.	1,521	357,420
Leucadia National Corp.	4,418	89,509
McGraw Hill Financial Inc.	3,779	326,884
Moody’s Corp.	2,253	221,245
Nasdaq Inc.	1,649	87,941
Principal Financial Group Inc.	3,877	183,537
Total Diversified Financial Services		4,956,105
Insurance — 2.7%
ACE Ltd.	4,350	449,790
AFLAC Inc.	5,431	315,704
Allstate Corp.	5,907	344,024
American International Group Inc.	18,254	1,037,192
Aon PLC	3,928	348,060
Assurant Inc.	1,010	79,800
Chubb Corp.	2,965	363,657
Cincinnati Financial Corp.	2,076	111,689
Genworth Financial Inc., Class A Shares	6,988	32,285	*

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Hartford Financial Services Group Inc.	5,696	$260,763
Lincoln National Corp.	3,720	176,551
Loews Corp.	3,018	109,071
Marsh & McLennan Cos. Inc.	7,336	383,086
MetLife Inc.	14,549	685,985
Progressive Corp.	7,726	236,725
Prudential Financial Inc.	6,231	474,864
Torchmark Corp.	1,873	105,637
Travelers Cos. Inc.	4,349	432,856
Unum Group	3,660	117,413
XL Group PLC	3,195	116,042
Total Insurance		6,181,194
Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	5,690	500,606
Apartment Investment and Management Co., Class A Shares	2,061	76,298
AvalonBay Communities Inc.	1,716	299,991
Boston Properties Inc.	2,159	255,626
Crown Castle International Corp.	4,712	371,635
Equinix Inc.	700	191,380
Equity Residential	4,737	355,843
Essex Property Trust Inc.	892	199,291
General Growth Properties Inc.	8,600	223,342
HCP Inc.	6,449	240,225
Host Hotels & Resorts Inc.	10,675	168,772
Iron Mountain Inc.	2,578	79,970
Kimco Realty Corp.	5,780	141,205
Macerich Co.	1,983	152,334
Plum Creek Timber Co. Inc.	2,499	98,735
Prologis Inc.	6,448	250,827
Public Storage Inc.	1,939	410,351
Realty Income Corp.	3,100	146,909
Simon Property Group Inc.	4,133	759,315
SL Green Realty Corp.	1,600	173,056
Ventas Inc.	4,151	232,705
Vornado Realty Trust	2,157	195,036
Welltower Inc.	4,491	304,131
Weyerhaeuser Co.	7,347	200,867
Total Real Estate Investment Trusts (REITs)		6,028,450

See Notes to Financial Statements.

16	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A Shares	3,934	$125,888	*
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp Inc.	6,709	68,231
Total Financials		37,872,962
Health Care — 14.6%
Biotechnology — 3.6%
AbbVie Inc.	22,726	1,236,522
Alexion Pharmaceuticals Inc.	3,032	474,174	*
Amgen Inc.	10,350	1,431,612
Baxalta Inc.	7,362	231,977
Biogen Inc.	3,235	944,005	*
Celgene Corp.	10,756	1,163,476	*
Gilead Sciences Inc.	20,000	1,963,800
Regeneron Pharmaceuticals Inc.	1,011	470,257	*
Vertex Pharmaceuticals Inc.	3,326	346,370	*
Total Biotechnology		8,262,193
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	20,268	815,179
Baxter International Inc.	7,362	241,842
Becton, Dickinson & Co.	2,745	364,152
Boston Scientific Corp.	18,681	306,555	*
C.R. Bard Inc.	995	185,378
DENTSPLY International Inc.	2,000	101,140
Edwards Lifesciences Corp.	1,513	215,103	*
Intuitive Surgical Inc.	438	201,296	*
Medtronic PLC	19,149	1,281,834
St. Jude Medical Inc.	4,003	252,549
Stryker Corp.	4,158	391,268
Varian Medical Systems Inc.	1,461	107,793	*
Zimmer Biomet Holdings Inc.	2,389	224,399
Total Health Care Equipment & Supplies		4,688,488
Health Care Providers & Services — 2.8%
Aetna Inc.	4,817	527,028
AmerisourceBergen Corp.	2,833	269,107
Anthem Inc.	3,585	501,900
Cardinal Health Inc.	4,237	325,486
CIGNA Corp.	3,560	480,671
DaVita HealthCare Partners Inc.	2,497	180,608	*

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Express Scripts Holding Co.	9,305	$753,333	*
HCA Holdings Inc.	4,200	324,912	*
Henry Schein, Inc.	1,200	159,264	*
Humana Inc.	1,973	353,167
Laboratory Corporation of America Holdings	1,203	130,489	*
McKesson Corp.	3,147	582,289
Patterson Cos. Inc.	1,158	50,083
Quest Diagnostics Inc.	2,036	125,153
Tenet Healthcare Corp.	1,368	50,507	*
UnitedHealth Group Inc.	13,055	1,514,511
Universal Health Services Inc., Class B Shares	1,200	149,772
Total Health Care Providers & Services		6,478,280
Health Care Technology — 0.1%
Cerner Corp.	4,173	250,213	*
Life Sciences Tools & Services — 0.5%
Agilent Technologies Inc.	4,704	161,489
PerkinElmer Inc.	1,592	73,168
Thermo Fisher Scientific Inc.	5,227	639,158
Waters Corp.	1,201	141,970	*
Total Life Sciences Tools & Services		1,015,785
Pharmaceuticals — 5.6%
Allergan PLC	5,284	1,436,244	*
Bristol-Myers Squibb Co.	22,592	1,337,446
Eli Lilly & Co.	13,200	1,104,708
Endo International PLC	2,600	180,128	*
Johnson & Johnson	37,707	3,519,948
Mallinckrodt PLC	1,600	102,304	*
Merck & Co. Inc.	38,784	1,915,542
Mylan NV	5,247	211,244	*
Perrigo Co. PLC	1,887	296,769
Pfizer Inc.	83,544	2,624,117
Zoetis Inc.	6,483	266,970
Total Pharmaceuticals		12,995,420
Total Health Care		33,690,379
Industrials — 10.0%
Aerospace & Defense — 2.6%
Boeing Co.	8,751	1,145,943
General Dynamics Corp.	4,219	582,011

See Notes to Financial Statements.

18	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Aerospace & Defense — continued
Honeywell International Inc.	10,562	$1,000,116
L-3 Communications Holdings Inc.	1,211	126,574
Lockheed Martin Corp.	3,709	768,913
Northrop Grumman Corp.	2,619	434,623
Precision Castparts Corp.	1,949	447,705
Raytheon Co.	3,937	430,156
Rockwell Collins Inc.	1,907	156,069
United Technologies Corp.	10,878	968,033
Total Aerospace & Defense		6,060,143
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide Inc.	2,094	141,932
Expeditors International of Washington Inc.	2,859	134,516
FedEx Corp.	3,441	495,435
Ryder System Inc.	753	55,752
United Parcel Service Inc., Class B Shares	9,525	940,022
Total Air Freight & Logistics		1,767,657
Airlines — 0.6%
American Airlines Group Inc.	9,103	353,470
Delta Air Lines Inc.	10,800	484,596
Southwest Airlines Co.	8,703	331,062
United Continental Holdings Inc.	5,215	276,656	*
Total Airlines		1,445,784
Building Products — 0.1%
Allegion PLC	1,271	73,286
Masco Corp.	5,028	126,605
Total Building Products		199,891
Commercial Services & Supplies — 0.4%
ADT Corp.	2,547	76,155
Cintas Corp.	1,421	121,851
Pitney Bowes Inc.	2,857	56,711
Republic Services Inc.	3,215	132,458
Stericycle Inc.	1,201	167,311	*
Tyco International PLC	5,893	197,180
Waste Management Inc.	5,155	256,771
Total Commercial Services & Supplies		1,008,437
Construction & Engineering — 0.1%
Fluor Corp.	1,762	74,621
Jacobs Engineering Group Inc.	1,861	69,657	*
Quanta Services Inc.	3,071	74,349	*
Total Construction & Engineering		218,627

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	19

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electrical Equipment — 0.6%
AMETEK Inc.	3,457	$180,870
Eaton Corp. PLC	6,305	323,447
Emerson Electric Co.	9,517	420,366
Rockwell Automation Inc.	1,758	178,384
Roper Technologies Inc.	1,404	220,007
Total Electrical Equipment		1,323,074
Industrial Conglomerates — 2.1%
3M Co.	8,581	1,216,528
General Electric Co.	135,537	3,418,243
Textron Inc.	3,985	149,996
Total Industrial Conglomerates		4,784,767
Machinery — 1.5%
Caterpillar Inc.	7,998	522,749
Cummins Inc.	2,050	222,589
Danaher Corp.	8,474	722,070
Deere & Co.	4,216	311,984
Dover Corp.	1,999	114,303
Flowserve Corp.	1,941	79,853
Illinois Tool Works Inc.	4,414	363,316
Ingersoll-Rand PLC	3,648	185,209
Joy Global Inc.	1,428	21,320
PACCAR Inc.	4,998	260,746
Parker Hannifin Corp.	1,504	146,339
Pentair PLC	2,385	121,730
Snap-on Inc.	819	123,620
Stanley Black & Decker Inc.	2,195	212,871
Xylem Inc.	2,564	84,227
Total Machinery		3,492,926
Professional Services — 0.2%
Dun & Bradstreet Corp.	531	55,755
Equifax Inc.	1,721	167,247
Nielsen Holdings PLC	4,504	200,293
Robert Half International Inc.	1,940	99,250
Total Professional Services		522,545
Road & Rail — 0.8%
CSX Corp.	13,514	363,527
J.B. Hunt Transport Services Inc.	1,300	92,820
Kansas City Southern	1,555	141,318

See Notes to Financial Statements.

20	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Road & Rail — continued
Norfolk Southern Corp.	4,169	$318,512
Union Pacific Corp.	12,040	1,064,456
Total Road & Rail		1,980,633
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,852	141,022
United Rentals Inc.	1,300	78,065	*
W. W. Grainger Inc.	864	185,768
Total Trading Companies & Distributors		404,855
Total Industrials		23,209,339
Information Technology — 20.2%
Communications Equipment — 1.5%
Cisco Systems Inc.	69,569	1,826,186
F5 Networks Inc.	1,064	123,211	*
Harris Corp.	1,507	110,237
Juniper Networks Inc.	4,447	114,333
Motorola Solutions Inc.	2,332	159,462
QUALCOMM Inc.	21,466	1,153,368
Total Communications Equipment		3,486,797
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A Shares	3,962	201,903
Corning Inc.	17,238	295,115
FLIR Systems Inc.	1,988	55,644
TE Connectivity Ltd.	5,400	323,406
Total Electronic Equipment, Instruments & Components		876,068
Internet Software & Services — 3.7%
Akamai Technologies Inc.	2,518	173,893	*
eBay Inc.	15,238	372,417	*
Facebook Inc., Class A Shares	30,617	2,752,468	*
Google Inc., Class A Shares	3,917	2,500,495	*
Google Inc., Class C Shares	3,994	2,430,030	*
VeriSign Inc.	1,372	96,809	*
Yahoo! Inc.	11,643	336,599	*
Total Internet Software & Services		8,662,711
IT Services — 3.0%
Accenture PLC, Class A Shares	8,686	853,486
Alliance Data Systems Corp.	750	194,235	*
Automatic Data Processing Inc.	6,497	522,099
Cognizant Technology Solutions Corp., Class A Shares	8,069	505,200	*

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	21

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — continued
Computer Sciences Corp.	2,055	$126,136
Fidelity National Information Services Inc.	4,100	275,028
Fiserv Inc.	2,890	250,303	*
MasterCard Inc., Class A Shares	13,195	1,189,133
Paychex Inc.	4,572	217,764
PayPal Holdings Inc.	15,238	472,988	*
Teradata Corp.	2,328	67,419	*
Total System Services Inc.	2,332	105,943
Visa Inc., Class A Shares	26,604	1,853,235
Western Union Co.	7,730	141,923
Xerox Corp.	13,913	135,373
Total IT Services		6,910,265
Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp.	3,752	187,900
Analog Devices Inc.	4,409	248,712
Applied Materials Inc.	15,599	229,149
Avago Technologies Ltd.	3,500	437,535
Broadcom Corp., Class A Shares	7,187	369,627
First Solar Inc.	994	42,494	*
Intel Corp.	63,840	1,924,138
KLA-Tencor Corp.	2,350	117,500
Lam Research Corp.	2,290	149,606
Linear Technology Corp.	3,328	134,285
Microchip Technology Inc.	2,809	121,040
Micron Technology Inc.	14,966	224,191	*
NVIDIA Corp.	6,519	160,693
Qorvo Inc.	2,000	90,100	*
Skyworks Solutions Inc.	2,600	218,946
Texas Instruments Inc.	14,295	707,888
Xilinx Inc.	3,765	159,636
Total Semiconductors & Semiconductor Equipment		5,523,440
Software — 3.9%
Activision Blizzard Inc.	6,800	210,052
Adobe Systems Inc.	6,553	538,788	*
Autodesk Inc.	3,205	141,469	*
CA Inc.	4,548	124,160
Citrix Systems Inc.	2,093	145,003	*
Electronic Arts Inc.	4,338	293,900	*

See Notes to Financial Statements.

22	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Intuit Inc.	3,497	$310,359
Microsoft Corp.	109,259	4,835,803
Oracle Corp.	43,300	1,563,996
Red Hat Inc.	2,674	192,207	*
Salesforce.com Inc.	8,247	572,589	*
Symantec Corp.	9,756	189,949
Total Software		9,118,275
Technology Hardware, Storage & Peripherals — 5.3%
Apple Inc.	77,528	8,551,338
EMC Corp.	26,265	634,562
Hewlett-Packard Co.	24,135	618,097
International Business Machines Corp.	12,309	1,784,436
NetApp Inc.	4,073	120,561
SanDisk Corp.	2,881	156,525
Seagate Technology PLC	4,238	189,862
Western Digital Corp.	2,967	235,699
Total Technology Hardware, Storage & Peripherals		12,291,080
Total Information Technology		46,868,636
Materials — 2.8%
Chemicals — 2.1%
Air Products & Chemicals Inc.	2,586	329,922
Airgas Inc.	939	83,881
CF Industries Holdings Inc.	3,410	153,109
Dow Chemical Co.	15,052	638,205
E.I. du Pont de Nemours & Co.	12,378	596,620
Eastman Chemical Co.	2,151	139,213
Ecolab Inc.	3,818	418,911
FMC Corp.	1,875	63,581
International Flavors & Fragrances Inc.	1,147	118,439
LyondellBasell Industries NV, Class A Shares	5,105	425,553
Monsanto Co.	6,505	555,137
Mosaic Co.	4,383	136,355
PPG Industries Inc.	3,708	325,154
Praxair Inc.	3,747	381,669
Sherwin-Williams Co.	1,002	223,226
Sigma-Aldrich Corp.	1,685	234,080
Total Chemicals		4,823,055

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	23

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Construction Materials — 0.1%
Martin Marietta Materials Inc.	900	$136,755
Vulcan Materials Co.	1,842	164,306
Total Construction Materials		301,061
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,354	76,596
Ball Corp.	1,983	123,342
Owens-Illinois Inc.	2,324	48,153	*
Sealed Air Corp.	2,768	129,764
WestRock Co.	3,509	180,503
Total Containers & Packaging		558,358
Metals & Mining — 0.3%
Alcoa Inc.	16,703	161,351
Freeport-McMoRan Inc.	13,349	129,352
Newmont Mining Corp.	7,024	112,876
Nucor Corp.	4,491	168,637
Total Metals & Mining		572,216
Paper & Forest Products — 0.1%
International Paper Co.	5,690	215,025
Total Materials		6,469,715
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 2.4%
AT&T Inc.	83,566	2,722,580
CenturyLink Inc.	7,553	189,731
Frontier Communications Corp.	14,096	66,956
Level 3 Communications Inc.	3,900	170,391	*
Verizon Communications Inc.	55,619	2,419,983
Total Telecommunication Services		5,569,641
Utilities — 3.1%
Electric Utilities — 1.7%
American Electric Power Co. Inc.	6,481	368,510
Duke Energy Corp.	9,366	673,790
Edison International	4,596	289,870
Entergy Corp.	2,519	163,987
Eversource Energy	4,450	225,259
Exelon Corp.	11,396	338,461
FirstEnergy Corp.	5,907	184,948
NextEra Energy Inc.	6,097	594,762
Pepco Holdings Inc.	3,534	85,594
Pinnacle West Capital Corp.	1,555	99,738
PPL Corp.	8,898	292,655

See Notes to Financial Statements.

24	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

QS Batterymarch S&P 500 Index Fund

Security		Shares	Value
Electric Utilities — continued
Southern Co.		12,026	$537,562
Total Electric Utilities			3,855,136
Gas Utilities — 0.0%
AGL Resources Inc.		1,363	83,197
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.		9,293	90,978
NRG Energy Inc.		4,588	68,132
Total Independent Power and Renewable Electricity Producers			159,110
Multi-Utilities — 1.3%
Ameren Corp.		3,423	144,690
CenterPoint Energy Inc.		6,050	109,142
CMS Energy Corp.		3,763	132,909
Consolidated Edison Inc.		4,132	276,224
Dominion Resources Inc.		7,903	556,213
DTE Energy Co.		2,499	200,845
NiSource Inc.		4,429	82,158
PG&E Corp.		6,456	340,877
Public Service Enterprise Group Inc.		7,140	301,023
SCANA Corp.		1,991	112,014
Sempra Energy		3,206	310,084
TECO Energy Inc.		2,891	75,918
WEC Energy Group Inc.		4,488	234,363
Xcel Energy Inc.		7,030	248,932
Total Multi-Utilities			3,125,392
Total Utilities			7,222,835
Total Investments before Short-Term Investments (Cost — $134,626,694)			229,681,321

	Rate
Short-Term Investments — 0.7%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $1,694,220)	0.125%	1,694,220	1,694,220
Total Investments — 99.9% (Cost — $136,320,914#)			231,375,541
Other Assets in Excess of Liabilities — 0.1%			199,191
Total Net Assets — 100.0%			$231,574,732

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 7).

#	Aggregate cost for federal income tax purposes is $142,985,308.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	25

Statement of assets and liabilities

September 30, 2015

Assets:
Investments in unaffiliated securities, at value (Cost — $136,255,996)	$231,320,616
Investments in affiliated securities, at value (Cost — $64,918)	54,925
Dividends and interest receivable	277,054
Deposits with brokers for open futures contracts	174,368
Receivable for Fund shares sold	163,450
Prepaid expenses	24,121
Total Assets	232,014,534

Liabilities:
Payable for Fund shares repurchased	136,314
Investment management fee payable	44,000
Payable to broker — variation margin on open futures contracts	39,327
Service and/or distribution fees payable	37,252
Due to custodian	29,358
Trustees’ fees payable	3,500
Accrued expenses	150,051
Total Liabilities	439,802
Total Net Assets	$231,574,732

Net Assets:
Par value (Note 8)	$118
Paid-in capital in excess of par value	138,544,440
Undistributed net investment income	2,655,493
Accumulated net realized loss on investments and futures contracts	(4,640,538)
Net unrealized appreciation on investments and futures contracts	95,015,219
Total Net Assets	$231,574,732

Net Assets:
Class A	$223,187,684
Class D	$8,387,048

Shares Outstanding:
Class A	11,405,083
Class D	425,475

Net Asset Value:
Class A	$19.57
Class D	$19.71

See Notes to Financial Statements.

26	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends from unaffiliated investments	$5,193,111
Dividends from affiliated investments	473
Interest	1,877
Less: Foreign taxes withheld	(607)
Total Investment Income	5,194,854

Expenses:
Investment management fee (Note 2)	627,499
Service and/or distribution fees (Notes 2 and 5)	483,735
Transfer agent fees (Note 5)	160,301
Legal fees	51,611
Audit and tax fees	40,680
Registration fees	35,939
Shareholder reports	35,898
Fund accounting fees	25,993
Standard & Poor’s license fees	25,100
Trustees’ fees	16,529
Insurance	5,076
Custody fees	1,189
Miscellaneous expenses	3,958
Total Expenses	1,513,508
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,876)
Net Expenses	1,462,632
Net Investment Income	3,732,222

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	3,685,198
Investment transactions in affiliated securities	(105,584)
Futures contracts	211,144
Net Realized Gain	3,790,758
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	(9,519,564)
Affiliated investments	99,941
Futures contracts	(3,884)
Change in Net Unrealized Appreciation (Depreciation)	(9,423,507)
Net Loss on Investments and Futures Contracts	(5,632,749)
Decrease in Net Assets from Operations	$(1,900,527)

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	27

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$3,732,222	$3,531,679
Net realized gain	3,790,758	15,738,132
Change in net unrealized appreciation (depreciation)	(9,423,507)	22,689,894
Increase (Decrease) in Net Assets from Operations	(1,900,527)	41,959,705

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,200,012)	(3,300,007)
Decrease in Net Assets from Distributions to Shareholders	(3,200,012)	(3,300,007)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	19,756,740	15,536,220
Reinvestment of distributions	3,179,994	3,282,473
Cost of shares repurchased	(35,116,427)	(39,949,609)
Decrease in Net Assets from Fund Share Transactions	(12,179,693)	(21,130,916)
Increase (Decrease) in Net Assets	(17,280,232)	17,528,782

Net Assets:
Beginning of year	248,854,964	231,326,182
End of year*	$231,574,732	$248,854,964
*Includes undistributed net investment income of:	$2,655,493	$2,123,283

See Notes to Financial Statements.

28	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.06	$17.09	$14.68	$11.51	$11.61

Income (loss) from operations:
Net investment income	0.31	0.27	0.26	0.22	0.18
Net realized and unrealized gain (loss)	(0.54)	2.95	2.43	3.15	(0.10)
Total income (loss) from operations	(0.23)	3.22	2.69	3.37	0.08

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.28)	(0.20)	(0.18)
Total distributions	(0.26)	(0.25)	(0.28)	(0.20)	(0.18)

Net asset value, end of year	$19.57	$20.06	$17.09	$14.68	$11.51
Total return[2]	(1.21)%	19.01%	18.71%	29.55%	0.56%

Net assets, end of year (millions)	$223	$240	$223	$236	$204

Ratios to average net assets:
Gross expenses	0.61%	0.62%	0.64%	0.66%	0.61%
Net expenses[3,4]	0.59	0.59	0.59	0.59	0.59
Net investment income	1.48	1.45	1.68	1.61	1.41

Portfolio turnover rate	2%	12%	21%	7%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class D Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.20	$17.21	$14.78	$11.59	$11.68

Income (loss) from operations:
Net investment income	0.35	0.31	0.29	0.24	0.21
Net realized and unrealized gain (loss)	(0.54)	2.96	2.45	3.17	(0.09)
Total income (loss) from operations	(0.19)	3.27	2.74	3.41	0.12

Less distributions from:
Net investment income	(0.30)	(0.28)	(0.31)	(0.22)	(0.21)
Total distributions	(0.30)	(0.28)	(0.31)	(0.22)	(0.21)

Net asset value, end of year	$19.71	$20.20	$17.21	$14.78	$11.59
Total return[2]	(1.01)%	19.23%	18.93%	29.78%	0.85%[3]

Net assets, end of year (millions)	$8	$9	$8	$11	$12

Ratios to average net assets:
Gross expenses	0.44%	0.53%	0.58%	0.42%	0.49%
Net expenses[4,5]	0.39	0.39	0.39	0.39	0.39
Net investment income	1.68	1.65	1.85	1.80	1.61

Portfolio turnover rate	2%	12%	21%	7%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.76% for the year ended September 30, 2011.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$229,681,321	—	—	$229,681,321
Short-term investments†	1,694,220	—	—	1,694,220
Total investments	$231,375,541	—	—	$231,375,541

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$39,408	—	—	$39,408

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

34	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc.(“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of a certain portion of the cash and short-term instruments, which is allocated to Western Asset. For their services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $50,876.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$6,031,217
Sales	14,001,319

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$106,524,726
Gross unrealized depreciation	(18,134,493)
Net unrealized appreciation	$88,390,233

At September 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini S&P 500 Index	21	12/15	$2,043,543	$2,004,135	$(39,408)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2015.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$39,408

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

36	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$211,144

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(3,884)

During the year ended September 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,587,108

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$39,327	$(39,327)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$483,735	$152,024
Class D	—	8,277
Total	$483,735	$160,301

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$46,573
Class D	4,303
Total	$50,876

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net Investment Income:
Class A	$3,067,029	$3,157,812
Class D	132,983	142,195
Total	$3,200,012	$3,300,007

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Legg Mason Inc. for the year ended September 30, 2015:

	Affiliate Value at 9/30/14	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/15	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Legg Mason Inc.	$75,614	$64,918	1,320	$185,548	1,478	$473	$54,925	$(105,584)

8. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	919,132	$18,968,198	799,360	$15,082,006
Shares issued on reinvestment	149,278	3,047,011	175,239	3,140,278
Shares repurchased	(1,619,835)	(33,781,791)	(2,042,714)	(38,122,824)
Net decrease	(551,425)	$(11,766,582)	(1,068,115)	$(19,900,540)

38	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class D
Shares sold	37,518	$788,542	23,947	$454,214
Shares issued on reinvestment	6,478	132,983	7,891	142,195
Shares repurchased	(64,193)	(1,334,636)	(94,919)	(1,826,785)
Net decrease	(20,197)	$(413,111)	(63,081)	$(1,230,376)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$3,200,012	$3,300,007

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,675,511
Undistributed long-term capital gains — net	2,015,148
Total undistributed earnings	$4,690,659
Other book/tax temporary differences(a)	(11,310)
Unrealized appreciation (depreciation)(b)	88,350,825
Total accumulated earnings (losses) — net	$93,030,174

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

QS Batterymarch S&P 500 Index Fund 2015 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch S&P 500 Index Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch S&P 500 Index Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 17, 2015

40	QS Batterymarch S&P 500 Index Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

QS Batterymarch S&P 500 Index Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

42	QS Batterymarch S&P 500 Index Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Batterymarch S&P 500 Index Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

44	QS Batterymarch S&P 500 Index Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

QS Batterymarch S&P 500 Index Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	QS Batterymarch S&P 500 Index Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

QS Batterymarch S&P 500 Index Fund	47

QS Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 11/15 SR15-2560

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,500 in 2014 and $186,663 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,000 in 2014 and $36,780 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015